                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER,
          AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin P. Gilmore, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (i) The accompanying quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of LightFirst Inc.

                                     Date: May 17, 2004

                                     /s/ Martin P. Gilmore
                                     ------------------------------------------
                                     Martin P. Gilmore
                                     President, Chief Executive Officer, and
                                     Chief Financial Officer
                                     (Principal Executive Officer and Principal
                                     Financial Officer)